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                                                                    Exhibit 10.8

                  COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT
              IN RESPECT OF STOCK PURCHASE AND REDEMPTION AGREEMENT
                             (Triton Systems, Inc.)

1. PARTIES. TRITON SYSTEMS, INC., a Mississippi corporation (the "Assignor") hereby grants to THE FIRST NATIONAL BANK OF BOSTON, a banking institution organized under the laws of the United States of America, having an office at One Hundred Federal Street, Boston, Massachusetts 02110, its successors and assigns ("Lender"), a continuing security interest in the "Assigned Contract" (as defined herein) to secure the "Obligations" (as defined herein).

2. ASSIGNED CONTRACT. The term "Assigned Contract" shall mean all of the contracts, undertakings and agreements and all of the Assignor's right, title and interest therein, whether now owned or hereafter acquired, and all proceeds thereof, in that certain agreement entitled Stock Purchase and Redemption Agreement dated as of July 25, 1996, entered into by and among the Assignor, Ernest L. Burdette, Robert E. Sandoz, Frank J. Wilem, Jr., and Summit.

3. LOAN AGREEMENT; DEFINED TERMS. The term "Obligations" shall have the same meaning as contained in that certain credit agreement dated as of September 26, 1996, between Lender and Assignor. Such credit agreement, as may be amended, supplemented, modified or recast from time to time, referred to herein as the "Loan Agreement." Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. This Collateral Assignment and Security Agreement is given pursuant to the terms of the Loan Agreement.

4. COVENANTS, WARRANTIES AND REPRESENTATIONS. Assignor covenants with, and warrants and represents to, Lender that:

         (a) Assignor is and shall be the owner of the Assigned Contract free and clear of all pledges, liens, security interests and other encumbrances of every nature whatsoever except in favor of Lender;

         (b) Assignor has the full right, power and authority to assign, and to grant the security interest in, the Assigned Contract as herein provided;

         (c) The execution, delivery and performance of this Collateral Assignment by Assignor will not result in the violation of any mortgage, indenture, material contract,


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                  instrument, agreement, judgment, decree, order, statute, rule or regulation to which the Assignor is subject or by which it or any of its property is bound;

         (d) Assignor shall not make any other assignment of, or permit any lien or encumbrance to exist with respect to, the Assigned Contract except in favor of Lender, and Assignor shall not transfer, assign, sell or exchange its interest in the Assigned Contract;

         (e) A true and complete executed counterpart or certified copy of the Assigned Contract has been delivered to Lender;

         (f) The Assigned Contract in existence is in full force and effect, is valid and enforceable in accordance with its terms, has not been modified, and no default exists thereunder on the part of any party thereto.

         (g) The Assigned Contract shall not be amended, modified or changed in any material respect, or cancelled or terminated, without the Lender's prior written consent in each instance;

         (h) Assignor shall pay and perform all of its obligations under or with respect to the Assigned Contract and not permit any default by it to exist with respect thereto. Assignor shall exercise all efforts necessary to enforce or secure performance by any other party to the Assigned Contract; and

         (i) Assignor specifically acknowledges and agrees that Lender neither assumes nor shall have any responsibility for the payment of any sums due under the Assigned Contract or the performance of any obligations to be performed under or with respect to the Assigned Contract by Assignor.

5. INDEMNIFICATION. The Assignor hereby agrees to indemnify and hold the Lender harmless against and from all liability, loss, damage and expense, including reasonable attorney's fees, which Lender may or shall incur by reason of this Agreement, or by reason of any commercially reasonable action taken in good faith by the Lender hereunder, and against and from any and all claims and demands whatsoever which may be asserted against the Lender by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants and conditions contained in the Assigned Contract. Should the Lender incur any such liability, loss, damage or expense, the amount thereof shall be payable by the Assignor to the Lender immediately upon demand, or at the option of the Lender, the Lender may reimburse itself therefor out of any receipts, rents, income or profits of the Property collected by the Lender before the application of such receipts, rents, income or profits to any other Obligations.


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6.       LENDER NOT OBLIGATED. Nothing contained herein shall operate to obligate or be construed to obligate, the Lender to perform any of the terms, covenants or conditions contained in the Assigned Contract or otherwise to impose any obligation upon the Lender with respect to the Assigned Contract. This Agreement shall not operate to place upon the Lender any responsibility for the payment, performance or observance of any obligation, requirement or condition under the Assigned Contract or under any agreement in respect to any such Assigned Contract, and the execution of this Agreement by the Assignor shall constitute conclusive evidence that all responsibility for the payment, performance or observance of any obligation, requirement or condition under the Assigned Contract is and shall be that of the Assignor.

7. FURTHER ASSURANCES; UCC FILINGS. The Assignor agrees to execute and deliver to the Lender, at any time or times during which this Agreement shall be in effect, such further instruments as the Lender may deem necessary to make effective this Agreement, the security interest created hereby and the covenants of the Assignor herein contained. To evidence such security interest, at the request of the Lender, the Assignor shall, in a form satisfactory to the Lender, join with the Lender in executing one or more financing statements, and any continuation thereof, pursuant to the provisions of the Uniform Commercial Code as enacted in Massachusetts, and shall pay the cost for filing thereof.

8. NO WAIVER; CUMULATIVE RIGHTS. Failure of the Lender to avail itself of any of the terms, covenants, and conditions of this Agreement for any period of time or at any time or times, shall not be construed or deemed to be a waiver of any of its rights hereunder. The rights and remedies of the Lender under this instrument are cumulative and are not in lieu of but are in addition to any other rights and remedies which the Lender shall have under or by virtue of the Obligations and the Loan Documents. The rights and remedies of the Lender hereunder may be exercised from time to time and as often as such exercise is deemed expedient by the Lender.

9. LENDER; RIGHT TO ASSIGN. The Assignor agrees that upon any sale or transfer by the Lender of the Loan Documents and the indebtedness evidenced thereby, the Lender may deliver to the purchaser or transferee the Assigned Contract and may assign to such purchaser or transferee the rights of Lender hereunder, who shall thereupon become vested with all powers and rights given to the Lender in respect thereto (and subject to the Lender's obligations hereunder). In no event shall the Lender be liable with respect to, or on account of, the Assigned Contract, except for the safekeeping of any instruments delivered to Lender pursuant hereto, and the Lender shall specifically have no obligation to enforce any rights against the applicable contractor.


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10.      COPIES OF DEFAULT NOTICES. Assignor agrees to provide Lender with copies of any and all notices received by Assignor which allege, either directly or indirectly, that Assignor is in default of or deficient in the performance of the terms of the obligation of Assignor under any Assigned Contract.

11.      INTENTIONALLY DELETED.

12. NOTICES. Any notices given pursuant to this Agreement shall be given in the manner provided for in the Loan Agreement.

13. SUCCESSORS AND ASSIGNS. All of the agreements, obligations, undertakings, representations and warranties herein made by the Assignor shall inure to the benefit of the Lender and Lender's successors and assigns and shall bind the Assignor and its successors and assigns.

14. CAPTIONS AND HEADINGS. Captions and headings in this Agree- ment are intended solely for the convenience of the parties and shall not be considered in the determination of the meaning of any provision hereof.


                                 [END OF PAGE 4]


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         Executed as a sealed instrument as of the 26th day of September, 1996.

                                       TRITON SYSTEMS, INC.


                                       By: /s/ Ernest L. Burdette
                                          --------------------------------------
                                          Name:  Ernest L. Burdette
                                          Title: President



                                       FIRST NATIONAL BANK OF BOSTON


                                       By: /s/ Gregory G. O'Brien
                                          --------------------------------------
                                          Name:  Gregory G. O'Brien
                                          Title: Managing Director
THE FOREGOING TERMS AND
ASSIGNMENT ARE CONSENTED TO:


/s/ Ernest L. Burdette
----------------------------------
Ernest L. Burdette

/s/ Robert E. Sandoz
-----------------------------------
Robert E. Sandoz

/s/ Frank J. Wilem, Jr.
-----------------------------------
Frank J. Wilem, Jr.


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          [NOTARY PAGE OF COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT
             IN RESPECT OF STOCK PURCHASE AND REDEMPTION AGREEMENT]




                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                 _____________, 1996

         Then personally appeared the above-named _____________________ and acknowledged the foregoing to be his free act and deed and the free act and deed of Triton Systems, Inc., as aforesaid.

                                             ___________________________________
                                                                 , Notary Public

                                             My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                    October 11, 1996

         Then personally appeared before me the above named Gregory G. O'Brien and acknowledged the foregoing to be his free act and deed and the free act and deed of The First National Bank of Boston, as aforesaid.

                                             /s/ MaryEllen Hanscom
                                             ___________________________________
                                                                 , Notary Public

                                             My Commission Expires:


                                              MARYELLEN HANSCOM, Notary Public
                                             My Commission Expires May 13, 1999


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                              STATE OF MISSISSIPPI


HARRISON COUNTY, ss.                                          September 25, 1996

         Then personally appeared the above-named Robert E. Sandoz, Frank J. Wilem, and Ernest L. Burdette of Long Beach, Mississippi and acknowledged the foregoing instrument to be their free act and deed; before me.


                                             /s/ [signature illegible]
                                             -----------------------------------
                                             Notary Public
                                             Print Name:
                                             My commission expires: [illegible]
                                                                   -------------


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